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                                                                    EXHIBIT 21.1
                           SUBSIDIARIES OF THE COMPANY

CON-X Corporation......................................................................   Alabama
GenTek Financial Services Ltd..........................................................   Barbados
GenTek Holding Corporation (formerly General Chemical Corporation).....................   Delaware
   General Chemical Performance Products LLC...........................................   Delaware
      General Chemical West LLC........................................................   Delaware
      General Chemical LLC.............................................................   Delaware
      Fini Enterprises.................................................................   Texas
      Esseco General Chemical LLC .....................................................   Delaware
      General Chemical Performance Products Ltd........................................   Ontario
      Reheis, Inc......................................................................   Delaware
         Reheis Holdings Inc...........................................................   Delaware
            Ilminster Company..........................................................   Ireland
               Reheis Ireland..........................................................   Ireland
                  Reheis Alembic JV....................................................   United Kingdom
      Waterside Urban Renewal Corporation..............................................   New Jersey
   Noma Holding Inc....................................................................   Delaware
      PrettlNoma Holding GmbH..........................................................   Germany
         PrettlNoma Systems GmbH.......................................................   Germany
            Prettl Elektrotechnika Polska Sp. Z.O.O ...................................   Poland
            Prettl Elektronik Sanayi Ve Ticaret Limited Sirketi........................   Turkey
            Prettl Noma de Mexico S.A. de C.V..........................................   Mexico
            Prettl Noma systems USA Inc. ..............................................   Delaware
      Noma Corporation.................................................................   Delaware
         Noma O.P., Inc................................................................   Delaware
         Noma Technologies Limited Partnership.........................................   Massachusetts
      Noma Delaware Inc................................................................   Delaware
            Noma Company...............................................................   Nova Scotia
               Sistemas Y Conexiones Integradas, SA de CV..............................   Mexico
   GenTek Technologies Marketing Inc...................................................   Delaware
      Balcrank Products Inc............................................................   Delaware
      Toledo Technologies Inc..........................................................   Delaware
         Toledo Technologies Management LLC............................................   Delaware
         Toledo Technologies Manufacturing LLC.........................................   Delaware
         1279597 Ontario Inc...........................................................   Ontario
            Sandco Automotive Ltd......................................................   Ontario
      Defiance, Inc....................................................................   Delaware
         Defiance Precision Products, Inc..............................................   Ohio
            Defiance Precision Products Management LLC.................................   Delaware
            Defiance Precision Products Manufacturing LLC..............................   Delaware
      Hy-Form Products, Inc............................................................   Michigan
      Defiance Testing and Engineering Services, Inc...................................   Michigan
         DTA Development, LLC..........................................................   Michigan
         Defiance Kinematics Inc.......................................................   Delaware
         Binderline Draftline, Inc.....................................................   Michigan
   Vigilant Networks Canada Inc........................................................   Ontario
   Vigilant Networks LLC...............................................................   Delaware
   Big T-2 Company LLC.................................................................   Delaware
   Krone Digital Communications Inc....................................................   Delaware
      Prestolite Wire Pacific Rim Pte Ltd..............................................   Singapore
      Krone Optical Systems Inc........................................................   Delaware

   Printing Developments, Inc..........................................................   Delaware
   Krone International Holding Inc.....................................................   Delaware
      Krone USA, Incorporated..........................................................   Colorado
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
         Krone Incorporated............................................................   Colorado
      Krone Holding Inc................................................................   Delaware
         Krone (UK) Technique Holding Limited..........................................   United Kingdom
            Krone (U.K.) Technique Ltd.................................................   United Kingdom
               Krone Comunicaiones S.A.................................................   Spain
         Krone (Australia) Holdings Pty Limited........................................   Australia
               Krone (Australia) Technique Pty. Ltd....................................   Australia
               Krone (NZ) Technique Ltd................................................   New Zealand
               Krone Japan K.K.........................................................   Japan
               Krone Manufacturing Services Pty. Limited...............................   Australia
         Krone Holding LLC.............................................................   Delaware
            Krone Holding GmbH.........................................................   Germany
               Krone Italia S.r.l......................................................   Italy
               Krone GmbH..............................................................   Germany
                  Krone Service GmbH...................................................   Germany
                     IBSe Ingenieurburo Seiffert GmbH..................................   Germany
                  Krone Informationsyssteme GmbH.......................................   Germany
                  Krone S.a.r.l, France................................................   France
                  Krone Hellas Telecommunication S.A., Greece..........................   Greece
                  Krone AS.............................................................   Norway
                  Kommunikationstechnik GmbH...........................................   Germany
                     Krone Communications Ltd., Hong Kong..............................   Hong Kong
                  Krone AS, Turkey.....................................................   Turkey
                  Krone (Africa) Pty Ltd...............................................   South Africa
                  Krone Telecommunicoes Industria e Comercio Ltda., (KIT), Brazil......   Brazil
                     Krone Comunicacoes Ltda., Brazil..................................   Brazil
                  Krone Chile Ltda.....................................................   Chile
                  Krone Communicaciones S.A. de C.V....................................   Mexico
                  PT Krone Indonesia...................................................   Indonesia
                  Krone Far East Pte..Ltd..............................................   Singapore
                  Krone Communications Ltd.............................................   India
                  ZAO Krone AG RF......................................................   Russia
                  Krone Technique (Thailand) Ltd.......................................   Thailand
                  Krone Communications (Shanghai) Company Ltd..........................   China
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